UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2017

LANDS' END, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-09769	36-2512786

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 11, 2017, at the Annual Meeting of Stockholders of Lands’ End, Inc. (the “Company”), the Company’s stockholders adopted the Lands’ End, Inc. 2017 Stock Plan (the “2017 Plan”). The 2017 Plan is administered by the Compensation Committee of the Board of Directors (the “Compensation Committee”). The 2017 Plan allows for the grant of restricted stock, stock options, stock appreciation rights, stock units and other stock-based awards to any employee, non-employee director or other individual providing advisory or consulting services to the Company or any of its subsidiaries, as designated by the Compensation Committee from time to time. The 2017 Plan allows for the issuance of up to 1,000,000 shares of common stock of the Company, par value $.01 per share. The granting of awards under the 2017 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group.
A more complete description of the terms of the 2017 Plan can be found in “Item 3. Approval of the Lands’ End, Inc. 2017 Stock Plan” (pages 42 through 47) in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 31, 2017, which description is incorporated herein by reference. The foregoing description of the 2017 Plan is qualified in its entirety by reference to the actual terms of the 2017 Plan, which is filed as an exhibit hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The exhibit listed in the Exhibit Index below is filed with this report.

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SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS' END, INC.

Date: May 17, 2017	By: /s/ Peter L. Gray
Name: Peter L. Gray
Title: Executive Vice President, Chief Administrative Officer and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Lands’ End, Inc. 2017 Stock Plan, incorporated herein by reference to Exhibit 10.14 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended January 27, 2017 (File No. 001-09769).

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